Finance Costs and Finance Income (Tables)	12 Months Ended
Dec. 31, 2018
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Summary of Finance Costs and Finance Income

	2018 €m	2017 €m	2016 €m
Finance costs
Interest payable on borrowings	335	300	337
Net loss/(income) on interest rate and currency swaps	7	2	(10)
Mark-to-market of derivatives and related fixed rate debt:
- interest rate swaps (i)	12	16	14
- currency swaps and forward contracts	(4)	-	(3)
- fixed rate debt (i)	(16)	(23)	(20)
Net loss on interest rate swaps not designated as hedges	5	6	7
Net finance cost on gross debt including related derivatives	339	301	325

Finance income
Interest receivable on loans to joint ventures and associates	(4)	(5)	(4)
Interest receivable on cash and cash equivalents and other	(30)	(7)	(4)
Finance income	(34)	(12)	(8)

Finance costs less income	305	289	317

Other financial expense
Premium paid on early debt redemption	-	18	-
Unwinding of discount element of provisions for liabilities (note 27)	21	24	30
Unwinding of discount applicable to deferred and contingent acquisition consideration (note 20)	15	7	24
Pension-related finance cost (net) (note 29)	10	11	12
Total	46	60	66

Total net finance costs	351	349	383

(i)

The Group uses interest rate swaps to convert fixed rate debt to floating rate. Fixed rate debt, which has been converted to floating rate through the use of interest rate swaps, is stated in the Consolidated Balance Sheet at adjusted value to reflect movements in underlying fixed rates. The movement on this adjustment, together with the offsetting movement in the fair value of the related interest rate swaps, is included in finance costs in each reporting period.